Principal Variable Contracts Funds, Inc.
Supplement dated December 15, 2025
to the Prospectus and Statement of Additional Information
both dated May 1, 2025
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT
IMPORTANT NOTICE: On December 9, 2025, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Diversified Balanced Strategic Allocation Account (the “Fund”) by the Diversified Balanced Adaptive Allocation Account (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in April 2026. The record date for the determination of shareholders entitled to receive notice of and vote on the Proposed Merger is March 5, 2026, and the Special Meeting of Shareholders of the Fund is tentatively scheduled for April 30, 2026. The Proposed Merger is expected to occur on or about May 1, 2026. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about May 1, 2026, delete all references to the Diversified Balanced Strategic Allocation Account from the Prospectus.

SUMMARY FOR DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT
IMPORTANT NOTICE: On December 9, 2025, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Diversified Growth Strategic Allocation Account (the “Fund”) by the Diversified Growth Adaptive Allocation Account (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in April 2026. The record date for the determination of shareholders entitled to receive notice of and vote on the Proposed Merger is March 5, 2026, and the Special Meeting of Shareholders of the Fund is tentatively scheduled for April 30, 2026. The Proposed Merger is expected to occur on or about May 1, 2026. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about May 1, 2026, delete all references to the Diversified Growth Strategic Allocation Account from the Prospectus.

SUMMARY FOR LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
LIQUIDATION NOTICE: On December 9, 2025, the Board of Directors of Principal Variable Contracts Funds, Inc. approved a Plan of Liquidation and Termination (the “Plan”) for the LargeCap S&P 500 Managed Volatility Index Account (the “Fund”). Pursuant to the Plan, the Fund will liquidate on or about March 25, 2026 (the “Liquidation Date”). On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies.

On the Liquidation Date, delete all references to the LargeCap S&P 500 Managed Volatility Index Account from the Prospectus.

MANAGEMENT OF THE FUNDS
At the time of liquidation of the LargeCap S&P 500 Managed Volatility Index Account, delete all references to Spectrum Asset Management, Inc. under The Sub-Advisors section.
The changes described below are being made to the Statement of Additional Information.
The proposed mergers of the Diversified Balanced Strategic Allocation Account into the Diversified Balanced Adaptive Allocation Account and the Diversified Growth Strategic Allocation Account into the Diversified Growth Adaptive Allocation Account are expected to occur on or about May 1, 2026 (the “Merger Date”). The Funds’ officers, however, have the discretion to change this date. On the Merger Date, delete all references to the Diversified Balanced Strategic Allocation Account and the Diversified Growth Strategic Allocation Account.
On December 9, 2025, the Board of Directors of Principal Variable Contracts Funds, Inc. approved a Plan of Liquidation and Termination (the “Plan”) for the LargeCap S&P 500 Managed Volatility Index Account (the “Fund”). Pursuant to the Plan, the Fund will liquidate on or about March 25, 2026.
At the time of liquidation, delete all references to the LargeCap S&P 500 Managed Volatility Index Account from the Statement of Additional Information.
At the time of liquidation, delete all references to Spectrum Asset Management, Inc. from the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c), Audit, Nominating and Governance, and Operations Committees and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan
Audit Committee
Frances P. Grieb, Chair Craig Damos Victor L. Hymes Sharmila C. Kassam
Nominating and Governance Committee
Victor L. Hymes, Chair Craig Damos Frances P. Grieb Thomas A. Swank
Operations Committee
Thomas A. Swank, Chair Katharin S. Dyer Padelford L. Lattimer
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Mandy L. Huebbe.
Under the Board Member and Officer Compensation section, delete the first paragraph and replace with the following:
The Principal Funds do not pay any remuneration to officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Chief Compliance Officer (“CCO”). If the proposal is adopted, these amounts are allocated across all Funds and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer.
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